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                                                                    EXHIBIT 10.6

               ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENTS

         This assignment and assumption of employment agreements (the "ASSIGNMENT") is made and entered into as of April 1, 2004 (the "EFFECTIVE DATE"), by and between Splinex LLC., a Florida limited liability company ("ASSIGNOR"), and Splinex Technology Inc., a Delaware corporation ("ASSIGNEE").

                              W I T N E S S E T H:

         WHEREAS, Assignor entered into employment agreements with the persons listed on SCHEDULE 1 hereto (collectively, the "AGREEMENTS"); and

         WHEREAS, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Agreements.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the Agreements.

         2. Effective as of the Effective Date, Assignee hereby assumes all rights, duties, benefits and obligations under the Agreements.

         3. This Assignment will be construed in accordance with, and be governed by, the laws of the State of Florida.

         4. This Assignment may be executed in counterparts, each of which will be deemed to be an original but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Assignment by facsimile transmission shall be effective delivery of a manually executed counterpart of this Assignment.

                           (signature page to follow)




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         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written.

                                   SPLINEX LLC


                                    By: /s/ Peter Novak
                                        --------------------------------------
                                    Name: Peter Novak
                                        --------------------------------------
                                    Title: Manager
                                        --------------------------------------

                                    SPLINEX TECHNOLOGY INC.


                                    By: /s/ Peter Novak
                                        --------------------------------------
                                    Name: Peter Novak
                                        --------------------------------------
                                    Title: President
                                        --------------------------------------


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